Execution Version

Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of February 4, 2022, is entered into by and among FTI Consulting, Inc., a Maryland corporation (the “Company”), the Subsidiaries of the Company party hereto, as Guarantors, the Lenders party hereto (the “Consenting Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Company, the Guarantors party thereto, the lenders party thereto, the letter of credit issuers party thereto (the “L/C Issuers”) and the Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of November 30, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof and including all exhibits and schedules thereto, the “Existing Credit Agreement”);
WHEREAS, the Company has requested that the Administrative Agent and the Lenders party hereto, constituting the Required Lenders, agree to amend the Credit Agreement (a) to permit the Initial Cash Pooling Arrangements by and among the Initial Cash Pooling Bank, as account bank, the Initial Cash Pooling Agent, and the Initial Cash Pooling Customer, in each case, party to the Initial Cash Pooling Agreement as of the First Amendment Effective Date (as hereinafter defined), (b) to authorize the Administrative Agent to consent (in its reasonable discretion) to additional Cash Pooling Arrangements that may be entered into from time to time after the First Amendment Effective Date, and (c) to effect certain other amendments to the Existing Credit Agreement, in each case, upon the terms and conditions set forth herein; and
WHEREAS, in accordance with Section 11.01 of the Existing Credit Agreement, the Administrative Agent, the Lenders party hereto, the Company and the other parties hereto have each agreed, subject to the terms and conditions stated below, to the amendments and other transactions described herein.
NOW, THEREFORE, in consideration of the foregoing and in order to induce the parties hereto to enter into the transactions described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:
SECTION 1.Interpretation.
(a)Incorporation into Credit Agreement. The Existing Credit Agreement and this First Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument.
(b)Headings. The headings used in this First Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of, and shall not affect the interpretation of, this First Amendment.
(c)Interpretation. This First Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Section 1.02 and Section 1.03 of the Credit Agreement.

SECTION 2.Definitions.
(a)Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Existing Credit Agreement as amended hereby (the “Credit Agreement”).
(b)As used herein, the following defined terms shall have the following meanings:
“First Amendment to Security Agreement” means that certain First Amendment to Security Agreement, dated as of the date hereof, among the Company, each other Loan Party party thereto, in its capacity as a Grantor thereunder, and the Administrative Agent, as administrative agent for the holders of the Secured Obligations (as defined therein).
SECTION 3.Amendments. On the First Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the red font stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue font double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto.
SECTION 4.Consent. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Administrative Agent and the Consenting Lenders, constituting the Required Lenders, hereby (i) consent to the Initial Cash Pooling Arrangements as in effect on the First Amendment Effective Date pursuant to the Initial Cash Pooling Documents, (ii) authorize the Administrative Agent to consent (in its reasonable discretion) to additional Cash Pooling Arrangements that may be entered into from time to time after the First Amendment Effective Date, (iii) consent to the release by the Administrative Agent of the Liens granted in favor of the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders (including the Swing Line Lender), as security for any of the Obligations, over the Cash Pooling Accounts that are subject to Cash Pooling Arrangements, and (iv) consent to the other amendments and modifications to (x) the Existing Credit Agreement as set forth herein and (y) the Security Agreement as set forth in the First Amendment to Security Agreement attached as Exhibit B hereto.
SECTION 5.Conditions of Effectiveness. This First Amendment shall become effective as of the first date (such date of effectiveness, the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:
(a)The Administrative Agent shall have received executed counterparts of this First Amendment, each duly executed by (i) the Administrative Agent, (ii) a Responsible Officer of each Loan Party and (iii) Consenting Lenders constituting the Required Lenders.
(b)The Administrative Agent shall have received a fully executed copy of each of the following documents, duly executed by the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent (each of which, subject to the proviso below, shall be in full force and effect or all conditions precedent to the effectiveness thereto will be satisfied on the First Amendment Effective Date); provided that if the Initial Cash Pooling Documents will not be entered into on the First Amendment Effective Date, then the Administrative Agent shall have received final execution versions of such documents instead of fully executed copies:
(i)the First Amendment to Security Agreement; and
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(ii)each of the Initial Cash Pooling Documents, as in effect on the First Amendment Effective Date.
(c)The Administrative Agent shall have also received the following, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)a certificate of an officer of the Company, dated as of the First Amendment Effective Date, (A) certifying that (i) true and complete copies of the Organization Documents of each Loan Party, including all amendments thereto (if any), are attached thereto, (ii) no such Organization Documents have been amended, modified or supplemented since the date reflected thereon and are in full force and effect as of the First Amendment Effective Date, (iii) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, duly adopted by the board of directors, board of managers or other applicable governing body of each Loan Party, as delivered to the Administrative Agent on the Restatement Effective Date, approving the terms of, and authorizing the execution, delivery and performance of, amendments to the Credit Agreement and Security Agreement as provided for therein, which includes this First Amendment, the Credit Agreement and the First Amendment to Security Agreement, which resolutions or written consent have not been modified, rescinded or amended and remain in full force and effect as of the First Amendment Effective Date, and authorize a specified person or persons to execute this First Amendment, the First Amendment to Security Agreement and any other documents and notices to be signed and/or dispatched by it under or in connection with this First Amendment and the First Amendment to Security Agreement on its behalf, in accordance with the applicable Organization Document of such Company as in effect at the time of adoption thereof, and (iv) attached thereto are documents and certifications evidencing that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation and (B) confirming the accuracy of the matters set forth in Section 5(e) and (f) hereof.
(d)Unless waived by the Administrative Agent, the Company shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the First Amendment Effective Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent’s reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings of this First Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
(e)The representations and warranties of the Company and each other Loan Party contained in Section (6) below or which are contained in the Credit Agreement, shall (i) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, be true and correct in all material respects, in each case, on and as of the First Amendment Effective Date (or, if such representations and warranties specifically refer to an earlier date, as of such earlier date).
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(f)No Default or Event of Default exists immediately prior to the First Amendment Effective Date or would exist immediately after giving effect to this First Amendment and the First Amendment to Security Agreement.
Upon such effectiveness, (i) this First Amendment shall be a binding agreement between the parties hereto and their permitted assigns under the Credit Agreement (ii) the First Amendment to Security Agent shall be a binding agreement between the parties thereto and their permitted assigns under the Security Agreement and (iii) each party hereto agrees that its consents to this First Amendment and the First Amendment to Security Agreement, once delivered, are irrevocable and may not be withdrawn. The Administrative Agent shall promptly notify the Company and the Lenders of the First Amendment Effective Date in writing, and such notice shall be conclusive and binding.
SECTION 6.Representations and Warranties. Each Loan Party hereto represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (a) the execution, delivery and performance by each Loan Party of this First Amendment has been duly authorized by all necessary corporate or other organizational action and do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of (A) any Contractual Obligation to which such Person is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its Property is subject, (iii) result in the creation of any Lien under any Contractual Obligation (other than under a Loan Document) to which such Person is a party or (iv) violate any Law (including Regulation U or Regulation X), except in each case referred to in clauses (ii), (iii) and (iv) of this Section 6(a), to the extent such conflict, breach, contravention, creation, payment or violation could not reasonably be expected to have a Material Adverse Effect and (b) this First Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.
SECTION 7.Consent and Reaffirmation of the Loan Parties.
(a)Each Loan Party party hereto hereby acknowledges that it (i) has reviewed the terms and provisions of this First Amendment, (ii) consents to the amendments to the Existing Credit Agreement effected pursuant to this First Amendment, (iii) consents to the terms, conditions and other provisions of this First Amendment and the Credit Agreement, and (iv) consents to each of the transactions contemplated hereby and by the Credit Agreement. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this First Amendment, each of the Existing Credit Agreement and each Loan Document to which such Loan Party is a party or otherwise bound, and the obligations of such Loan Party contained in the Existing Credit Agreement and each such Loan Document, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this First Amendment.
(b)Each of the undersigned, as a Loan Party under the Existing Credit Agreement, as of the First Amendment Effective Date, hereby (a) ratifies, acknowledges and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, in each case, as amended and in effect after giving effect to this First Amendment, (b) agrees that its Guaranty remains in full force and effect to the extent set forth in the Credit Agreement after giving effect to the First Amendment, and (c) ratifies, acknowledges and reaffirms each grant of a lien on, or security interest or pledge in, its Collateral made pursuant to the Security Agreement, as amended by the First Amendment to Security Agreement, and each of the other Loan Documents to which it is a party, and confirms
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that such liens and security interests remain in full force and effect and continue to secure the Obligations in effect after giving effect to this First Amendment and the First Amendment to Security Agreement, in each case subject to the terms of hereof, the Credit Agreement and the First Amendment to Security Agreement.
SECTION 8.Certain Consequences of Effectiveness.
(a)Except as expressly set forth herein and in the Credit Agreement, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Credit Agreement or any other Loan Document in similar or different circumstances.
(c)On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement or Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement. This First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
SECTION 9.Execution in Counterparts; Integration. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic format (including .pdf) shall be effective as delivery of a manually executed counterpart of this First Amendment. This First Amendment comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this First Amendment and those of any other Loan Document, the provisions of this First Amendment shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this First Amendment.
SECTION 10.Governing Law. THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Notwithstanding anything to the contrary contained herein, the provisions of Section 11.18(b), Section 11.18(c), Section 11.18(d) and Section 11.19 of the Existing Credit Agreement are incorporated by reference herein, mutatis mutandis.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

COMPANY:
FTI CONSULTING, INC.,
a Maryland corporation
By: /s/ Curtis P. Lu__________
Name: Curtis P. Lu
Title: General Counsel

[Signature Page to First Amendment to Credit Agreement]

GUARANTORS:
FTI, LLC,
a Maryland limited liability company
COMPASS LEXECON LLC,
a Maryland limited liability company
FTI INTERNATIONAL LLC,
a Maryland limited liability company
FTI CONSULTING LLC,
a Maryland limited liability company
FTI GENERAL PARTNER LLC,
a Maryland limited liability company
FTI HOSTING LLC,
a Maryland limited liability company
FTI CONSULTING TECHNOLOGY LLC,
a Maryland limited liability company
FTI CONSULTING TECHNOLOGY SOFTWARE CORP,
a Washington corporation
FD MWA HOLDINGS INC.,
a Delaware corporation
FTI CONSULTING (SC) INC.,
a New York corporation
SPORTS ANALYTICS LLC,
a Maryland limited liability company
FTI CONSULTING (GOVERNMENT AFFAIRS) LLC,
a New York limited liability company
FTI CONSULTING REALTY LLC,
a New York limited liability company
FTI CONSULTING REALTY, INC.,
a California corporation
FTI CONSULTING ACUITY LLC,
a Maryland limited liability company
FTI CONSULTING PLATT SPARKS LLC,
a Texas limited liability company
By: /s/ Joanne F. Catanese
Name: Joanne F. Catanese
Title: Secretary

[Signature Page to First Amendment to Credit Agreement]

GUARANTORS:
FTI INVESTIGATIONS, LLC,
a Maryland limited liability company
By: /s/ Ronald E. Reno
Name: Ronald E. Reno
Title: Treasurer and Secretary

GREENLEAF POWER MANAGEMENT LLC,
a Maryland limited liability company
By: /s/ Joanne F. Catanese
Name: Joanne F. Catanese
Title: Secretary

FTI CONSULTING GROUP HOLDINGS, INC.,
a District of Columbia corporation
By: /s/ Curtis P. Lu
Name: Curtis P. Lu
Title: President

FTI CONSULTING HOLDINGS, INC.,
a Delaware corporation

By: /s/ Curtis P. Lu
Name: Curtis P. Lu
Title: President

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:        /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDERS:
BANK OF AMERICA, N.A.,
as a Lender
By:        /s/ Colleen Landau
Name: Colleen Landau
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

Annex A

Lender Signature Page

[Attached]

NAI-1523508076v8
#95276907v8

JPMORGAN CHASE BANK, N.A.
as a Lender
By:        /s/ Kelly Milton
Name:    Kelly Milton
Title:    Executive Director

[Signature Page to First Amendment to Credit Agreement]

HSBC Bank USA, National Association
as a Lender
By:        /s/ Alyssa Champion
Name:    Alyssa Champion
Title:    Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

CITIZENS BANK, N.A.
as a Lender
By:        /s/ Carl S. Tabacjar, Jr.
Name:    Carl S. Tabacjar, Jr.
Title:    Senior Vice President
[Signature Page to First Amendment to Credit Agreement]

MUFG Bank, LTD.,
as a Lender
By:        /s/ George Stoecklein
Name:    George Stoecklein
Title:    Managing Director
[Signature Page to First Amendment to Credit Agreement]

PNC Bank, NATIONAL ASSOCIATION,
as a Lender
By:        /s/ Timothy M. Naylon
Name:    Timothy M. Naylon
Title:    Senior Vice President
[Signature Page to First Amendment to Credit Agreement]

TRUIST Bank USA,
as a Lender
By:        /s/ David Miller
Name:    David Miller
Title:    Director
[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender
By:        /s/ Karen H. McClain
Name:    Karen H. McClain
Title:    Managing Director
[Signature Page to First Amendment to Credit Agreement]

Santander Bank, N.A.,
as a Lender
By:        /s/ Irv Roa
Name:    Irv Roa
Title:    Managing Director
[Signature Page to First Amendment to Credit Agreement]

The Bank of Nova Scotia,
as a Lender
By:        /s/ Kevin McCarthy
Name:    Kevin McCarthy
Title:    Director

[Signature Page to First Amendment to Credit Agreement]

Exhibit A

CREDIT AGREEMENT

[Attached]
[Signature Page to First Amendment to Credit Agreement]

Exhibit B

FIRST AMENDMENT TO SECURITY AGREEMENT

[Attached]

[Signature Page to First Amendment to Credit Agreement]